SUPPLEMENT TO THE PROSPECTUS

OF

EVERGREEN SECTOR FUNDS

I.              Evergreen Utility and Telecommunications Fund (the “Fund”)

                The investment strategy of the Fund is revised to state that, effective August 1, 2006, the Fund may invest up to 30% of its assets in foreign securities. In accordance with this change, the Fund’s Prospectus is revised as provided below.

                The section entitled “INVESTMENT STRATEGY” specific to the Fund in its Prospectus is revised to add the following:

                The Fund may invest up to 30% of its assets in foreign securities.

                The section entitled “RISK FACTORS” specific to the Fund in its Prospectus is revised to add the following:

Foreign Investment Risk

                The paragraph in the section in the Fund's Prospectus entitled "OTHER FUND PRACTICES" which states that the Fund may invest up to 10% of its assets in foreign securities is deleted in its entirety.

June 30, 2006	576811 (6/06)